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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-38297

                       SUPPLEMENT TO THE PROSPECTUS OF
                          MORGAN STANLEY DEAN WITTER
                COMPETITIVE EDGE FUND, "BEST IDEAS PORTFOLIO"
                           DATED DECEMBER 29, 1997

   The sixth paragraph of the section entitled "The Fund and Its Management" in the above Prospectus is revised to reflect that, effective May 1, 1998, the Trustees of the Fund have amended the Fund's Investment Management Agreement to reduce the compensation received by the Investment Manager under the Agreement for assets of the "Best Ideas Portfolio" of the Fund exceeding $1.5 billion, so that the compensation under the Agreement is calculated daily by applying the following annual rates to the net assets of the "Best Ideas Portfolio" determined as of the close of each business day: 0.65% of the portion of daily net assets not exceeding $1.5 billion; and 0.625% of the portion of daily net assets exceeding $1.5 billion.


May 1, 1998